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                                                                    EXHIBIT 10.3

                     SECOND AMENDMENT TO FINANCING AGREEMENT

         Second Amendment to Financing Agreement dated as of this 31st day of August 1998 (the "Amendment"), by and among Energy Partners, Ltd., a Delaware corporation (the "Borrower"), and Energy Income Fund, L.P., a Delaware limited partnership ("EIF"), to that certain Financing Agreement dated as of April 15, 1998, as amended by the First Amendment to Financing Agreement dated as of June 19, 1998 (as amended, the "Agreement").

                                    RECITALS

         WHEREAS, pursuant to the Agreement, EIF agreed to make loans to Borrower for the purposes and subject to the terms and conditions set forth therein;

         WHEREAS, Section 11.2(a) of the Agreement provides that the parties thereto may amend or modify the Agreement by a written instrument duly executed by the parties;

         WHEREAS, Borrower has entered into that certain Exploration Agreement and Agreement to Assign Bay Marchand Field OCS-Gulf of Mexico, dated as of August 15, 1998, between Borrower and Hughes-Rawls;

         WHEREAS, Borrower and EIF desire to amend the Agreement in certain other respects.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. All capitalized terms used herein shall have the meanings assigned to them in the Agreement unless expressly defined otherwise in this Amendment.

         2. Except as otherwise specifically provided herein, all terms and conditions of the Agreement shall apply to the interpretation and enforcement of this Amendment as if explicitly set forth herein.

         3. The preamble of the Agreement is amended by adding the following after the first "WHEREAS" clause:

                  WHEREAS, Borrower intends to enter into an Exploration Agreement and Agreement to Assign Bay Marchand Field OCS-Gulf of Mexico with Hughes-Rawls, L.L.C. ("Hughes-Rawls") as well as that certain Consent to Assignment of Farmout Agreement effective August 15, 1998 covering Bay Marchand Block 2 Field between Borrower, Hughes-Rawls and Chevron U.S.A. Inc.


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         4. Section 1.1 of the Agreement is amended by including the following definitions, inserted in the appropriate alphabetical order:

                  "Hughes-Rawls" shall mean Hughes-Rawls, L.L.C., a Delaware limited liability company whose principal office is in Jackson, Mississippi.

                  "Hughes-Rawls Agreement" shall mean that certain Exploration Agreement and Agreement to Assign Bay Marchand Field OCS-Gulf of Mexico, dated as of August 15, 1998, between Borrower and Hughes-Rawls as described on Exhibit N, under the terms of which Borrower acquired an undivided 30% interest in that certain Farmout Agreement, effective August 15, 1998, between Chevron U.S.A. Inc. and Hughes-Rawls, attached hereto as Exhibit O as further evidenced in that certain Assignment and Bill of Sale dated effective August 15, 1998 from Hughes-Rawls to Borrower and attached hereto as Exhibit P.

                  "Hughes-Rawls Financing" shall have the meaning set forth in
         Section 2.1(c).

                  "Hughes-Rawls Properties" shall mean those properties described on Exhibit O.

         5. Section 1.1 of the Agreement is amended by replacing the following definition with the definition below:

                  "Additional Financings" shall have the meaning set forth in
         Section 2.1(d).

         6. Section 2.1 is amended to read as follows:

                  2.1 The Development Loan.

                           (a) Subject to the terms and conditions set forth in
                  this Agreement, EIF agrees to make a loan to Borrower (the "Chevron Financing") in the principal amount of up to Nine Million Seven Hundred Forty-Nine Thousand Five Hundred Ninety-Nine Dollars ($9,749,599) for the following purposes:

                                    (i) up to Two Hundred Seventy-Four Thousand
                           Dollars ($274,000) to finance Main Pass 133 rig mobilization;

                                    (ii) up to One Million Nine Hundred Five
                           Thousand Dollars ($1,905,000) to sidetrack and complete the Main Pass 133 A-6 well;

                                    (iii) up to Two Million Three Hundred Eighty
                           Thousand Dollars ($2,380,000) to workover the Main Pass 133 A-10 well;


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                                    (iv) up to Two Million Six Hundred
                           Eighty-Four Thousand Dollars ($2,684,000) to workover the Main Pass 133 A-7 well;

                                    (v) up to Two Million Two Hundred Thirty-One
                           Thousand Dollars ($2,231,000) to workover the Main Pass 133 A-9 well;

                                    (vi) up to One Hundred Seventy-Two Thousand
                           Dollars ($172,000) to finance Main Pass 133 rig demobilization; and

                                    (vii) up to One Hundred Three Thousand Five
                           Hundred Ninety-Nine Dollars ($103,599) for payment of insurance premiums; and

                                    (viii) up to Thirty Thousand Dollars
                           ($30,000) for working capital.

                           (b) Subject to the terms and conditions set forth in
                  this Agreement, EIF agrees to make a loan to Borrower (the "Bay Marchand Financing") in the aggregate principal amount of up to Ten Million Dollars ($10,000,000) for the following purposes:

                                    (i) up to Nine Million Three Hundred
                           Thousand Dollars ($9,300,000) to finance the acquisition of a 20% interest in the Bay Marchand Properties;

                                    (ii) up to Five Hundred Thousand Dollars
                           ($500,000) for working capital; and

                                    (iii) up to Two Hundred Thousand Dollars
                           ($200,000) to finance payment of costs and expenses to EIF.

                           (c) Subject to the terms and conditions set forth in
                  this Agreement, EIF agrees to make a loan to Borrower (the "Hughes-Rawls Financing") in the principal amount of up to Two Hundred Fifty Thousand Four Hundred One Dollars ($250,401) to finance certain costs associated with Borrower's obligations under the Hughes-Rawls Agreement.

                           (d) In the event that the Chevron Financing, Bay
                  Marchand Financing and Hughes-Rawls Financing do not fund an amount equal to the entire principal amount of Twenty Million Dollars ($20,000,000) and subject to the terms and conditions set forth in this Agreement, EIF agrees to make additional loans to Borrower ("Additional Financings") to finance costs relating to Borrower's obligations under the Proposed Oil and Gas Agreements that satisfy certain conditions set forth in
                  Section 6.2 ("Approved Transactions"); provided, however,


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                  that the aggregate principal amount funded under this
                  Agreement shall not exceed Twenty Million Dollars ($20,000,000). The Chevron Financing, Bay Marchand Financing, Hughes-Rawls Financing and any Additional Financings are collectively referred to as the "Development Loan" herein.

                           (e) Upon (i) satisfaction of each of the conditions
                  set forth in Article 6, and (ii) providing EIF with written notice not less than twenty (20) days prior to any Funding, the Development Loan may be funded through one or more Fundings to finance one or more Approved Transactions; provided however, that any amounts under the Development Loan which are not funded by April 1, 2000, will be canceled effective April 1, 2000. Each Additional Funding shall be documented by either an amendment to this Agreement or by a side letter between EIF and Borrower, at the discretion of EIF.

         7.       Section 6.2(i) is amended by replacing it with the following:

                           (i) Loan Documents. EIF shall have received the
                  following instruments, each duly and validly executed and delivered by Borrower:

                                    (i)      the Development Note;

                                    (ii)     the Escrow Agreement;

                                    (iii)    the Stockholders' Agreement in
                                             substantially the form of Exhibit
                                             K;

                                    (iv)     the Stock Purchase Agreement in
                                             substantially the form of Exhibit
                                             G;

                                    (v)      the Limited Personal Recourse
                                             Agreement in substantially the form
                                             of Exhibit F;

                                    (vi)     the letter of intent for Farmout
                                             Agreement -- Workover Package Main
                                             Pass 133 "A" Platform, Offshore
                                             Louisiana between Borrower and
                                             Chevron;

                                    (vii)    Farmout Agreement between Borrower
                                             and Chevron;

                                    (viii)   blank letters in lieu of transfer
                                             order;

                                    (ix)     the Bay Marchand Agreement;

                                    (x)      the Bay Marchand Purchase
                                             Agreement;


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                                    (xi)     the Hughes-Rawls Agreement;

                                    (xii)    the Amended and Restated
                                             Stockholders' Agreement; and

                                    (xi)     such other agreements,
                                             certificates, instruments or other
                                             documents as EIF may reasonably
                                             request to evidence or carry out
                                             the transactions contemplated by
                                             this Agreement.

         8. The Exhibit Index is amended by adding "Exhibit N Exploration Agreement and Agreement to Assign Bay Marchand Field OCS-Gulf of Mexico," "Exhibit O Farmout Agreement between Chevron U.S.A. Inc. and Hughes-Rawls," "Exhibit P Assignment and Bill of Sale from Hughes-Rawls to Borrower" and "Exhibit Q" Description of Hughes-Rawls Properties" and Exhibits N, O, P, and Q, which are attached hereto, shall be attached to the Agreement.

         9. THIS AMENDMENT IS TO BE CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         10. Except as expressly amended hereby, the Agreement remains in full force and effect. Any references to the Agreement in the Loan Documents shall refer to the Agreement as amended hereby.

         11. This Amendment shall be of no force and effect until receipt and execution of this Amendment by EIF in its offices in Longmeadow, Massachusetts.

                            (Signature page follows.)


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                    ENERGY PARTNERS, LTD.


                                    By: /s/ RICHARD A. BACHMANN
                                        -------------------------------------
                                        Richard A. Bachmann
                                        President and Chief Executive Officer


                                    ENERGY INCOME FUND, L.P.

                                    By: EIF General Partner, L.L.C.,
                                        its General Partner


                                        By: /s/ ROBERT D. GERSHEN
                                            ----------------------------------
                                            Robert D. Gershen
                                            A Managing Director


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